UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21515
                                                     ---------

                  TS&W / Claymore Tax-Advantaged Balanced Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
        ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2009
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


                                                            TS&W/Claymore
                                             Tax-Advantaged Balanced Fund | TYW

                                                                      SEMIANNUAL
                                                                          REPORT

                                                                   June 30, 2009
                                                                     (Unaudited)

photo: 2 boats near an island

logo: TYW LISTED NYSE | TS&W/Claymore Tax-Advantaged Balanced Fund

Logo: TS&W/Thompson, Siegel & Walmsley LLC
Investment Management

Logo: CLAYMORE(SM)
                                                            www.claymore.com/tyw

                                                   ... home port for the LATEST,

                                           most up-to-date INFORMATION about the

                                      TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

photo: 2 boats near an island

Logo: TS&W/Thompson, Siegel & Walmsley LLC
Investment Management

Logo: claymore

    There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the underlying securiites. Historically, closed-end funds often trade at a discount to their net asset value.

      The information on this website is intended for U.S. residents only. The information provided does not constitute a solicitation to buy, or an offer to sell securities. (c) 2003 Claymore Securities, Inc.

            NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/TYW, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Thompson, Siegel & Walmsley LLC, SMC Fixed Income Management, LP and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear SHAREHOLDER |

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended June 30, 2009. We are pleased to report performance that is much better than in the last fiscal year, largely reflecting improved market conditions.

The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund focuses its investments mainly on (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

Claymore Advisors, LLC is the Adviser to the Fund, with responsibility for managing the Fund's overall asset allocation. Claymore entities provided supervision, management, servicing and/or distribution on approximately $12.9 billion in assets as of June 30, 2009. Two investment sub-advisers are responsible for day-to-day management of the Fund's investments. Thompson, Siegel & Walmsley, Inc. ("TS&W") manages the Fund's equity portfolio and other non-municipal income-producing securities. As of June 30, 2009, TS&W managed or supervised approximately $5.3 billion in assets. SMC Fixed Income Management ("SMC") is responsible for the Fund's portfolio of municipal bonds. As of June 30, 2009, SMC managed or supervised approximately $850 million in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 26.10% and a total return of 12.83% based on NAV. As of June 30, 2009, the Fund's market price was $7.92 per share, which represented a discount of 12.78% to its NAV of $9.08 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

In an effort to enhance shareholder value, the Fund announced on January 2, 2009, the adoption of an open-market share repurchase plan (the "Plan") authorizing the purchase of up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. There is also no assurance that the market price of the Fund's shares, either absolutely or relative to the net asset value, will increase as a result of any share repurchases.

The Fund paid quarterly dividends of $0.2525 on March 31, 2009, and $0.1800 on June 30, 2009. The most recent dividend represents an annualized distribution rate of 9.09% based on the Fund's closing market price of $7.92 on June 30, 2009. However, there is no guarantee that this level of income will be maintained.


                                           Semiannual Report | June 30, 2009 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | DEAR SHAREHOLDER continued


We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 29 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the first half of 2009 and the Adviser's and Sub-Advisers' views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/tyw.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell

Chief Executive Officer
TS&W/Claymore Tax-Advantaged Balanced Fund

AN UPDATE ON THE FUND
AGREEMENT AND PLAN OF MERGER

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.

4 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

QUESTIONS & ANSWERS |

The TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") is managed jointly by Thompson, Siegel &Walmsley LLC ("TS&W") and SMC Fixed Income Management, LP ("SMC"). The portfolio management teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

VINCENT R. GIORDANO, PORTFOLIO MANAGER, MANAGING MEMBER SMC FIXED INCOME MANAGEMENT, LP

Mr. Giordano is a Managing Member of SMC. He leads SMC's municipal fixed-income investment management team and co-manages the Fund's municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC ("Claymore") and Merrill Lynch. He has more than 30 years of investment experience.

ROBERTO W. ROFFO, PORTFOLIO MANAGER, MANAGING DIRECTOR SMC FIXED INCOME MANAGEMENT, LP

Mr. Roffo co-manages the Fund's municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor's Degree from the University of Massachusetts.

PAUL A. FERWERDA, CFA, PORTFOLIO MANAGER, SENIOR VICE PRESIDENT - DOMESTIC EQUITY AND RESEARCH THOMPSON, SIEGEL &WALMSLEY, LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund's common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

WILLIAM M. BELLAMY, CFA, PORTFOLIO MANAGER, VICE PRESIDENT THOMPSON, SIEGEL &WALMSLEY, LLC

Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund's taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund's performance for the six months ended June 30, 2009.

--------------------------------------------------------------------------------
PLEASE REMIND US OF THIS FUND'S OBJECTIVE AND STRATEGY.

The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a portfolio of assets consisting primarily of (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2009?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 26.10% and a total return based on NAV of 12.83%. As of June 30, 2009, the Fund's market price of $7.92 per share represented a discount of 12.78% to its NAV of $9.08 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

For NAV performance comparison purposes, the municipal bond market, as measured by the Barclays Capital U.S. Municipal Long Bond Index ("Barclays Municipal Index"), a widely used measure of the municipal bond market as a whole, returned 12.19% for the six months ended June 30, 2009. The broad equity market, as measured by the S&P 500, returned 3.16%. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 29.37% for the period, and the Merrill Lynch Fixed Rate Preferred Stock Index returned 2.71%.

The Fund paid quarterly dividends of $0.2525 on March 31, 2009, and $0.1800 on June 30, 2009. The most recent dividend represents an annualized distribution rate of 9.09% based on the Fund's closing market price of $7.92 on June 30, 2009.

                                           Semiannual Report | June 30, 2009 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW ARE ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?

The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities. As of June 30, 2009, approximately 55.3% of the Fund's assets were invested in municipal securities. Of the remaining assets in the Fund's portfolio as of June 30, 2009, approximately 33.9% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 10.8% were invested in other taxable income-producing securities, which include but are not limited to high-yield bonds, preferred stocks and real estate investment trusts. From time to time, assets are rebalanced to maintain at least 50% of the Fund's total assets in municipal securities.

--------------------------------------------------------------------------------
HOW DOES THE FUND EMPLOY LEVERAGE?

TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. As of June 30, 2009, the Fund had $105 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every 7 or 28 days, depending on the tranche1. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is unleveraged. However, when leveraged investments fall in price, leverage reduces the overall return. The use of leverage will also result in greater volatility of the net asset value (NAV) and market price of common shares because changes in the value of the Fund's portfolio of investments, including investments purchased with the proceeds of the financial leverage, are borne entirely by the holders of common shares.

The Fund has two series of AMPS, one 7-day series and one 28-day series. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR2, whichever is greater. During the six-month period ended June 30, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.49% to 2.13%. The Adviser will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other forms of leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio's total return was sufficiently positive during this period, the effect of leverage was positive.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund's inception.

--------------------------------------------------------------------------------
PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL BOND MARKET FOR THE SIX MONTHS ENDED JUNE 30, 2009.

Six months ago, in the Fund's annual report, we described conditions in the municipal bond market, as well as in the markets for all bonds that carry credit risk, as dismal. Since then, conditions have improved significantly, and there has been a major rally in the municipal bond market. For the six months ended June 30, 2009, the return of the Barclays Municipal Index, which measures the performance of the U.S. long-term municipal bond market, was 12.19%.

Last December, municipal bonds were trading at prices that SMC believes reflected irrational fear on the part of investors, since the default rate on investment-grade municipal bonds with high credit ratings has historically been extremely low. Municipal bonds were trading at yields of 125% to 130% of U.S. Treasury securities, compared with a historical norm of 85% to 90%. (Because of the tax advantages of municipal bonds, they normally trade at a discounted spread to Treasury securities.) Around late December and early January, investors became less fearful and began to recognize the extreme value represented by municipal bonds at those prices. The result was that prices of municipal bonds moved up sharply during the first quarter of 2009, and that rally continued in the second quarter. For the most part, this rally was concentrated in highly rated bonds. However, toward the end of the period, lower rated bonds also began to rally, as investors began to reach for yield.


---------------
1 The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS.

2 LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

6 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM IN THIS ENVIRONMENT, AND WHAT DECISIONS DROVE THAT PERFORMANCE?

The Fund's municipal bond portfolio performed very well. During 2008, correctly anticipating that the market would become less liquid, SMC sharply reduced the portfolio's holdings of A and lower rated securities, replacing them with AAA and AA-rated securities. A significant investment during 2008 and early 2009 was a large position in Texas Permanent School Fund ("TPSF") bonds, which represented 24.2% of the Fund's municipal bond portfolio as of December 31, 2008. The TPSF bond guarantee program was created by the state of Texas to help school districts secure higher credit ratings so they could issue bonds with lower interest rates. These bonds significantly outperformed the market at the beginning of 2009, when investors once again began to show interest in highly rated municipal bonds, as the TPSF bonds did not have the credit and insurance problems that were plaguing many municipal bonds. The announcement in late 2008 by the state of Texas that no more of these bonds would be issued created a scarcity situation and was a further factor in the strong performance of these bonds. SMC sold most of these bonds in January 2009, realizing significant gains; as of June 30, 2009, bonds guaranteed by the TSPF represented 10.7% of the Fund's municipal bond portfolio.

A considerable portion of the proceeds of the sale of the TPSF bonds was invested in bonds of the New York State Dormitory Authority, which are backed by a dedicated revenue stream from the personal income taxes of New York residents. These bonds were trading at prices SMC believed represented good value because of investors' concerns about the financial services industry, which is very important to the economy of the state of New York. SMC took a significant position in these AAA-rated bonds, believing that they were less vulnerable secure because of their direct tax backing. This proved to be a good decision, as these bonds rallied significantly, especially in the second quarter of the year.

Near the end of the period, after bonds with the highest credit ratings had rallied, it became difficult to find good values in this segment of the market. At the same time, there were new issues at interest rates higher than had been available in quite some time. SMC made the decision to increase the portfolio's income by selectively buying bonds with higher coupons and slightly lower credit ratings. Besides increasing income, these higher-coupon bonds helped mute the volatility of the portfolio.

As outlined above, most of SMC's investment decisions contributed to performance over this period. The small remaining position in non-investment-grade municipal bonds, approximately 3% of the municipal bond portfolio as of June 30, 2009, hurt performance somewhat. Although these bonds had positive returns, they did not appreciate as much as the higher rated bonds in the portfolio. The market for lower-rated bonds, which was essentially frozen in late 2008, continues to be less liquid on a relative basis. As liquidity improves and opportunities arise, these bonds are being selectively sold.

--------------------------------------------------------------------------------
HOW ARE MUNICIPAL SECURITIES SELECTED FOR THE FUND?

SMC begins by analyzing broad macroeconomic trends and developments affecting the fixed-income markets, including the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, a bottom-up and top-down analysis is incorporated to help construct a portfolio that SMC believes optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary unbiased research makes it possible to identify undervalued sectors that are considered to have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.

--------------------------------------------------------------------------------
WHAT IS THE OUTLOOK FOR THE MUNICIPAL BOND MARKET, AND WHAT DOES THIS MEAN FOR THE FUND?

There has been a significant rally in municipal bonds over the last six months, and the Fund has participated in that rally. In recent months, demand for municipal bonds has outstripped new issuance, and that has further contributed to strong performance. This may continue to be the case because many new issues are Build America Bonds, which are taxable municipals on which the federal government reimburses the states for 35% of interest cost from these bonds. The result is lower net interest costs for the states, but these taxable bonds lack the tax advantages that appeal to traditional municipal bond investors. Investors continue to seek municipal bonds with high coupons and low convexity, which is a measure of the sensitivity of the duration of a bond to changes in interest rates.

Over the next few months, SMC believes that weakness in the overall economy will continue, although it appears that the worst of the recession may be over. SMC believes that the U.S. Treasury will attempt to push yields on its bonds down, which will be difficult when so many new Treasury securities are being issued to fund

                                           Semiannual Report | June 30, 2009 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

stimulus programs. Even after the recent rally, municipal bonds are still selling to yield approximately the same as Treasury securities, despite the tax advantages of municipal bonds. It seems likely that municipal bonds will continue to perform relatively well.

The Fund's equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

--------------------------------------------------------------------------------
PLEASE PROVIDE AN OVERVIEW OF THE U.S EQUITY AND HIGH-YIELD BOND MARKETS DURING THE FIRST HALF OF 2009.

It is difficult to describe the first half of 2009 in a general way because the first two months of the period were so very different from the last four months. The extremely poor performance of equity and bond markets in the last few months of 2008 continued in January and February of 2009. In early March the markets seemed to sense that the worst was over, as the economic news began to shift from universally bad to mixed, with some indicators turning positive. Investors appeared to regain their appetite for risk, and a strong rally in the financial markets benefitted equities and bonds that carry credit risk, which includes essentially all non-U.S. government securities. Equities and corporate bonds, both investment grade and high yield, posted very strong returns in the period from March through June. The best performing bonds were the lowest rated bonds, which rebounded dramatically as investors once again demonstrated willingness to take on risk. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 29.37% for the six months ended June 30, 2009, compared to a return of 1.90% for the Barclays U.S. Aggregate Bond Index and -4.30% for the Barclays U.S. Treasury Bond Index.

In the equity market, growth stocks significantly outperformed value stocks during the six months ended June 30, 2009, across all market capitalization categories, especially in January and February, when markets continued to decline. It appears that, with growth very scarce, investors flocked to stocks that they believe had good growth prospects. This is unusual in a weak market; in most past market slumps, value stocks have performed better than growth stocks, as investors have sought to control risk. For the six-month period, the return of the Russell 1000(R) Growth Index was 11.53%, compared with -2.87% for the Russell 1000(R) Value Index.

A striking feature of the first half of 2009 that was very detrimental to the performance of the equity portion of the Fund was a very tough dividend environment. Standard & Poor's ("S&P") announced that the first quarter of 2009 was the worst quarter for dividends since S&P began keeping dividend records in 1955. A record high number of companies announced dividend decreases, and a record low number announced increases. In the second quarter, dividend increases set another record low, and the number of dividend decreases was the highest since the second quarter of 1957. Some of the best performing stocks were those of companies that cut their dividends.

For the six months ended June 30, 2009, the broad equity market, as measured by the Standard & Poor's 500 Index ("S&P 500"), returned 3.16%. Within the S&P 500, the strongest industry sector by far was information technology, with a return above 20%. Other sectors with positive returns were materials and consumer discretionary. The weakest sector was industrials, down approximately 8%, followed by financials.

--------------------------------------------------------------------------------
PLEASE DESCRIBE HOW EQUITY AND HIGH-YIELD SECURITIES ARE SELECTED FOR THE FUND.

TS&W's investment process is value-driven and team-oriented. On the equity side, a proprietary quantitative valuation model is applied to more than 400 stocks. This directs TS&W's review process toward companies believed to have the highest expected return potential over a multi-year period. TS&W's in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

8 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW DID THE EQUITY PORTFOLIO PERFORM OVER THIS PERIOD?

The recent environment, with growth stocks and non-dividend-paying stocks performing much better than value stocks and stocks with high dividends, was not positive for the Fund's management style, which focuses on value and dividends. The common equity portion of the portfolio, including some perpetual preferreds, had a return of approximately -2.71% for the six months ended June 30, 2009. This was better than the Russell 1000 Value Index, which returned -2.87%, but below the S&P 500, which returned 3.16%. The equity portion of the portfolio performed much better than a passive dividend-focused approach, as measured by the Dow Jones U.S. Select Dividend Index which returned -12.54% in the first half of 2009.

--------------------------------------------------------------------------------
WHAT WERE THE MAIN DETERMINANTS OF THE PERFORMANCE OF THE EQUITY PORTFOLIO?

The main reason for the portfolio's underperformance relative to the S&P 500 was an underweight relative to the index in the technology sector, which performed very well. This sector, which has few stocks with significant dividends, had an average weight of 17% to 18% in the S&P 500 for the six-month period, while the portfolio's weight was in the range of 9% to 10%.

Relative to the Russell 1000 Value Index, the portfolio's performance benefited from sector decisions, particularly an underweight in the energy sector, which performed poorly because of a sharp drop in energy related commodity prices. With the collapse of financials, energy has become the second largest weight in the value benchmark, with a weight of close to 20% weight in the Russell 1000 Value Index. TS&W bought energy stocks near the end of the period, in the belief that there is little downside risk in the sector at the current prices of natural gas and oil.

The portfolio's position in utilities has been reduced, largely because this sector has performed well and contributed to performance. Balancing this reduction, the position in consumer staples has been increased, in order to maintain an appropriate emphasis on sectors that are not highly sensitive to economic trends. In anticipation of incipient economic improvement later this year, there has been an increase in the exposure to the industrials sector, balanced by a reduction in the consumer discretionary sector.

Looking at holdings that contributed to equity performance, the top five were stocks with considerable cyclical exposure. The best performing stock was Cummins, Inc. (1.0% of total net investments), a manufacturer of diesel engines, truck engines and generators. This is a company with a strong competitive position and a balance sheet superior to any competitor. Cummins benefited from a competitor's decision to exit the truck engine market, leaving a gap in the market. Cummins is the clear leader in technology and also in production volume, and it is very much geared to an international recovery, with a strong presence in Asia, particularly China.

Other holdings that performed well include Corning Incorporated (0.2% of total net investments), which produces optical fiber and other technology-oriented products, and Cisco Systems, Inc. (0.9% of total net investments), a provider of networking products and services and one of the few stocks in the portfolio that does not pay a divided. Rounding out the top five are JPMorgan Chase & Co. (0.9% of total net investments), a financial holding company that recovered sharply from a very weak position at the end of 2008, and Rayonier Inc. (0.8% of total net investments), a real estate investment trust in the forest products business.

Three of the four stocks that detracted most from performance have heavy involvement in financial services and continue to suffer from the financial crisis: two banks, Bank of America Corp. (0.8% of total investments) and Wells Fargo & Company (0.2% of total net investments), and General Electric Company (0.6% of total net investments), a diversified company with a large financial services business. The fourth in this group is The Dow Chemical Company (not held in portfolio at period end), a diversified chemical company that has considerable sensitivity to overall economic conditions. All four of these companies reduced their dividends.

                                           Semiannual Report | June 30, 2009 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW DID THE PORTFOLIO'S HIGH-YIELD BONDS AND PREFERRED
STOCKS PERFORM?

Benefiting from the strength in the high-yield bond market, this portion of the Fund's portfolio had a return of 17.64% for the six months ended June 30, 2009. Impressive as this return is, it trailed the 29.37% return of the Merrill Lynch High Yield Master II Index (the "High Yield Index"), which measures return of the high yield market as a whole. Since this portion of the portfolio includes both high yield bonds and preferred stock, a blended benchmark which is 67% the High Yield Index and 33% the Merrill Lynch U.S Fixed Rate Preferred Stock Index (the "Preferred Index") is helpful in evaluating performance. The Preferred Index returned 2.71% for the six-month period, and the return of the blended benchmark was 20.56%.

The reason for the portfolio's underperformance relative to the benchmark is very simple. Because the portfolio has a bias to higher quality within the realm of high-yield bonds, it was not down as much as the market in the last half of 2008. Then, in the strong market rally that began in March 2009, the portfolio lagged because its holdings were concentrated in higher quality bonds at a time when bonds of the lowest quality, in terms of credit rating, performed best. TS&W's investment strategy since the inception of this Fund has been to look for quality companies that are mispriced and that generate good strong sustainable yields. The Fund's strategy continues to focus on high quality bond issues from companies with strong cash flow and moderate leverage, which TS&W believes will provide superior risk-adjusted return over the long term.

Positions that contributed to return for the six months ended June 30, 2009, include Freeport-McMoRan Copper & Gold, Inc. (0.2% of total net investments), a copper mining company, and Willis Group Holdings Limited (0.3% of total net investments), a global insurance broker. Both of these bonds are actually investment grade issues purchased in late 2008 when the extremely weak bond market presented opportunities to get high yields on bonds with investment grade ratings. Also positive was a bond of hotel operator Wyndham Worldwide Corporation (0.2% of total net investments).

In this environment, nearly all high yield bonds were up, but there were a few positions that detracted from performance. One of these was a bond of Dillards, Inc. (0.2 % of total net investments), a department store chain that performed poorly, reflecting weakness throughout the retail industry. Although the future of this business may not be particularly bright, the company owns much of the real estate under its stores, and that could prove to be a valuable asset for bond holders. Another negative was a Boise Cascade LLC bond (0.1 % of total net investments); this is a heavily levered paper company in a cyclical industry that has not done well recently. Also negative was a preferred stock issue of First Industrial Realty Trust, Inc. (less than 0.1 % of total net investments), a real estate investment trust with substantial involvement in industrial and commercial real estate; this position has been reduced substantially.

--------------------------------------------------------------------------------
WHAT IS THE OUTLOOK FOR THE EQUITY AND HIGH-YIELD MARKETS IN THE MONTHS AHEAD?

TS&W generally agrees with the consensus view that the economy is likely to resume growth later this year, and that should be positive for markets. There's evidence across numerous industries that conditions are beginning to stabilize, or at least not getting worse. Businesses have gone through an unprecedented inventory liquidation, and a return to producing to meet demand could produce a meaningful jolt to economic activity. Despite all the publicity, very little of the $800 billion fiscal stimulus package has been spent, so in the second half of 2009, a significant increase in government spending will contribute to growth.

At this point, the debate is really about the shape of this recovery, not whether there will be a recovery. It seems likely that the return to growth will be gradual and mild. Because the service sector is so important to the U.S. economy, discrete bottlenecks in manufacturing that mandate immediate labor additions when business picks up are less prevalent, and that means employment may be slow to recover. Capital markets are highly sensitive to each data point on the economy, so it seems reasonable to expect continued volatility and only moderately positive trends as the economy improves.

In the first half of 2009, many companies missed revenue projections but were able to report reasonably strong earnings because of good cost controls. In order for markets to demonstrate real strength, investors will have to see some real revenue growth. In the belief that revenue-driven earnings growth will begin to be evident before too long, TS&W is beginning to increase exposure in cyclical areas, but in a very disciplined way.

--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in an index.

Barclays Capital U.S. Municipal Long Bond Index is a rules-based, market-value-weighted index engineered for the long-term (22+ years) tax-exempt bond market.

10 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds and is a measure of the broad high yield market.

The Merrill Lynch Fixed Rate Preferred Securities Index is designed to replicate the total return of a diversified group of investment-grade preferred securities. The Index is rebalanced on a monthly basis.

Russell 1000(R) Growth Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Barclays Capital U.S. Government Bond/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In Addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

--------------------------------------------------------------------------------
TYW RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates.

LOWER GRADE SECURITIES. Investment in fixed income securities of below-investment grade quality (commonly known as "Junk bonds") involves substantial risk of loss. They are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

                                          Semiannual Report | June 30, 2009 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

GEOGRAPHICAL AND SECTOR RISK. The Fund may invest in municipal securities of issuers located in the same state or territory or in the same economic sector. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Fund's investments in revenue bonds may emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser or the Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Focus of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so focused, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of focus. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

STATE CONCENTRATION RISK. To the extent the Fund concentrates its investments in Texas municipal bonds, the Fund may be significantly impacted by political, economic, or regulatory developments that affect issuers in Texas and their ability to pay principal and interest on their obligations. The information below was obtained from publicly available official documents and statements and has not been independently verified by the Fund. Recent broad-based market declines and volatility may have a significant adverse effect on the Texas economy. To the extent that industries which account for significant portions of the Texas economy are affected to a greater extent than the broader market, the Texas economy may be more adversely affected. As a result, recent market and economic developments may adversely affect municipal securities of Texas issuers. This information is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS RISK. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

In addition to the risks described above, the Fund is also subject to:
Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small- and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.claymore.com/tyw for a more detailed discussion about Fund risks and considerations.

12 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund SUMMARY | AS OF JUNE 30, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                       $7.92
Common Share Net Asset Value                      $9.08
Premium/(Discount) to NAV                       -12.78%
Net Asset Applicable to Common
  Shareholders ($000)                          $139,918
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(Inception 4/28/04)           Market                NAV
--------------------------------------------------------------------------------
Six Months                    26.10%             12.83%
One Year                     -19.80%            -22.27%
Three Year - average annual   -9.02%             -9.48%
Five Year - average annual    -1.70%             -1.72%
Since Inception -
  average annual              -4.19%             -1.59%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                      % of Total
MUNICIPAL PORTFOLIO*                                             Net Investments
--------------------------------------------------------------------------------
Frisco Texas Independent School District School Improvements,
Series 3373, PSF Guaranteed, Series A, NR, Aaa, 6.00%, 8/15/2016            3.1%

Forney Independent School District, Unlimited Tax School
Building Bonds, Series A, PSF Guaranteed, AAA, NR, 6.00%, 8/15/2037         2.9%

North Texas Tollway Authority Revenue Refunding-System-First
Tier-Series K-1, ASSURED, AAA, Aa2, 5.75%, 1/1/2038                         2.7%

Rhode Island Health & Educational Building Corp. Revenue
Hospital Financing Lifespan Obligation, ASSURED, Series A, AAA,
Aa2, 7.00%, 5/15/2039                                                       2.7%

City of Detroit Water Supply System Revenue,Rols RR II R 11448,
BHAC/FGIC Insured, AAA, NR, 10.74%, 1/1/2016                                2.3%

Detroit Michigan Sewer Disposal Revenue Refunding-Senior Lien-
Series C-1-RMKT, FSA Insured, AAA, Aa3, 7.00%, 7/1/2027                     2.3%

Alhambra Certificates of Participation Police Facilities
91-1-RMK, AMBAC Insured, BBB, NR, 6.75%, 9/1/2023                           2.2%

Metropolitan Transportation Authority Revenue Transportation -
Series 2008C, A, A2, 6.50%, 11/15/2028                                      2.2%

North Texas Tollway Authority Revenue Rols RR II
R-11392-1, BHAC Insured, NR, Aa1, 10.74%, 1/1/2016                          2.2%

New York State Dormitory Authority Income Tax Revenue PIT
Education - Series B, AAA, NR, 5.75%, 3/15/2036                             2.2%
--------------------------------------------------------------------------------
*Excludes short-term investments

TOP TEN HOLDINGS                             % of Total
EQUITY AND INCOME PORTFOLIO             Net Investments
--------------------------------------------------------------------------------
BP PLC, ADR (United Kingdom)                       1.4%
Verizon Communications, Inc.                       1.4%
Royal Dutch Shell PLC,  ADR (United Kingdom)       1.2%
AT&T, Inc.                                         1.2%
Pfizer, Inc.                                       1.1%
Chevron Corp.                                      1.1%
Progress Energy, Inc.                              1.1%
Centerpoint Energy, Inc.                           1.1%
Kimberly-Clark Corp.                               1.1%
Waste Management, Inc.                             1.1%
--------------------------------------------------------------------------------
Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com/tyw. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

                                             % of Total
TOP TEN SECTORS                         Net Investments
--------------------------------------------------------------------------------
Health Care                                        8.8%
General Obligation                                 8.6%
Water & Sewer                                      8.5%
Special Tax                                        5.6%
Oil, Gas and Consumable Fuels                      5.1%
Toll Roads                                         4.9%
Telecommunications                                 4.0%
Transportation                                     4.0%
Pharmaceuticals                                    3.5%
Insurance                                          3.3%
--------------------------------------------------------------------------------

Line chart:
SHARE PRICE & NAV PERFORMANCE

                                                              Share
                                                              Price
                                                               ($)    NAV ($)
                                                              ------  --------
6/30/08                                                       11.29    12.98
                                                              11.39    12.91
                                                              11.4     12.95
                                                              11.32    12.88
                                                              11.31    13.03
                                                              11.23    12.92
                                                              11.2     12.95
                                                              11.03    12.8
                                                              10.98    12.67
                                                              10.78    12.57
                                                              10.88    12.65
                                                              10.82    12.7
                                                              10.94    12.72
                                                              10.93    12.73
                                                              10.99    12.76
                                                              11.15    12.76
                                                              11.09    12.67
                                                              10.84    12.62
                                                              10.81    12.53
                                                              10.91    12.63
                                                              10.97    12.75
                                                              10.91    12.7
                                                              11.01    12.68
                                                              11.08    12.65
                                                              11.18    12.79
                                                              11.01    12.78
                                                              10.88    12.77
                                                              11.11    12.96
                                                              11.25    13.02
                                                              11.39    13.01
                                                              11.24    12.95
                                                              11.27    13.02
                                                              11.18    13.09
                                                              11.12    13.01
                                                              11.04    12.88
                                                              11.01    12.84
                                                              11.09    12.9
                                                              11.08    12.97
                                                              10.99    12.85
                                                              11.04    12.85
                                                              11.05    12.85
                                                              11.04    12.98
                                                              10.96    12.91
                                                              11.02    12.92
                                                              11.04    12.95
                                                              11.03    12.8
                                                              11.04    12.84
                                                              11.12    13.02
                                                              10.93    12.81
                                                              10.93    12.8
                                                              10.62    12.58
                                                              10.63    12.58
                                                              10.3     12.09
                                                              9.72     11.91
                                                              9        11.45
                                                              8.85     11.51
                                                              9.59     12.16
                                                              9.6      11.81
                                                              9.27     11.64
                                                              9.19     11.54
                                                              9.47     11.67
                                                              9.32     11.59
                                                              8.89     10.81
                                                              8.99     11.05
                                                              9.3      11.08
                                                              9.2      10.86
                                                              9.2      10.9
                                                              8.46     10.52
                                                              7.83     10.04
                                                              7.13     9.66
                                                              6.52     8.89
                                                              5.68     8.33
                                                              6.45     8.99
                                                              6.92     8.91
                                                              6.6      8.28
                                                              6.38     8.43
                                                              6.65     8.42
                                                              6.95     8.78
                                                              7.15     8.88
                                                              6.9      8.93
                                                              7.04     9.21
                                                              7.03     9.08
                                                              7.05     8.98
                                                              7.26     9.44
                                                              7.5      9.44
                                                              7.67     9.43
                                                              8.19     9.53
                                                              8.06     9.57
                                                              8.15     9.87
                                                              8.52     9.58
                                                              8.36     9.33
                                                              8.26     9.57
                                                              8.22     9.48
                                                              8.03     9.35
                                                              7.63     8.99
                                                              7.7      9.38
                                                              7.68     9.12
                                                              7.26     8.97
                                                              7.4      8.96
                                                              7.03     8.51
                                                              6.64     7.93
                                                              6.75     8.18
                                                              6.66     8.46
                                                              6.6      8.37
                                                              6.7      8.54
                                                              6.71     8.61
                                                              6.49     8.01
                                                              6.43     8.16
                                                              6.65     8.24
                                                              6.54     7.96
                                                              6.5      8.06
                                                              6.8      8.19
                                                              6.62     7.98
                                                              6.67     8.04
                                                              6.23     7.61
                                                              6.35     7.61
                                                              6        7.52
                                                              6.22     7.85
                                                              6.45     7.88
                                                              6.14     7.89
                                                              6.42     8
                                                              6.21     8
                                                              6.65     8.02
                                                              6.36     8.06
                                                              6.54     8.11
                                                              6.41     8.12
                                                              6.43     8.31
                                                              6.65     8.47
                                                              6.65     8.47
                                                              7.15     8.78
                                                              7.51     8.81
                                                              7.9      8.97
                                                              7.69     8.91
                                                              7.95     8.96
                                                              7.77     8.89
                                                              7.65     8.78
                                                              7.8      8.82
                                                              7.46     8.64
                                                              7.6      8.61
                                                              7.66     8.65
                                                              7.41     8.23
                                                              7.55     8.37
                                                              7.4      8.27
                                                              7.46     8.26
                                                              7.35     8.31
                                                              7.37     8.36
                                                              7.55     8.65
                                                              7.4      8.54
                                                              7.54     8.43
                                                              7.68     8.42
                                                              7.59     8.57
                                                              7.55     8.54
                                                              7.65     8.64
                                                              7.73     8.81
                                                              7.86     8.82
                                                              7.75     8.54
                                                              7.68     8.59
                                                              7.73     8.61
                                                              7.7      8.54
                                                              7.16     8.26
                                                              7.13     8.19
                                                              7.23     8.09
                                                              6.56     7.98
                                                              6.25     7.78
                                                              6.43     7.97
                                                              6.51     7.9
                                                              6.62     7.84
                                                              6.45     7.75
                                                              6.22     7.46
                                                              6.14     7.34
                                                              6.13     7.45
                                                              5.64     7.2
                                                              5.54     7.21
                                                              5.34     7.15
                                                              5.9      7.46
                                                              5.98     7.24
                                                              6.19     7.44
                                                              6.14     7.52
                                                              6.06     7.55
                                                              6.27     7.65
                                                              6.37     7.79
                                                              6.37     7.78
                                                              6.26     7.7
                                                              6.63     8.04
                                                              6.56     7.93
                                                              6.7      7.98
                                                              6.7      8.02
                                                              6.69     7.93
                                                              6.45     7.77
                                                              6.8      7.88
                                                              6.85     7.98
                                                              7.12     8.12
                                                              7.02     8.18
                                                              7.05     8.16
                                                              7.13     8.03
                                                              7.22     8.07
                                                              7.32     8.24
                                                              7.29     8.25
                                                              7.12     8.16
                                                              6.95     8.26
                                                              7.12     8.4
                                                              7.3      8.5
                                                              7.29     8.31
                                                              7.26     8.45
                                                              7.27     8.44
                                                              7.35     8.5
                                                              7.38     8.59
                                                              7.28     8.54
                                                              7.39     8.54
                                                              7.54     8.64
                                                              7.49     8.66
                                                              7.55     8.72
                                                              7.67     8.87
                                                              7.7      8.87
                                                              7.88     8.99
                                                              7.8      8.97
                                                              8.02     9.14
                                                              7.92     9.05
                                                              7.83     9.11
                                                              7.67     9
                                                              7.72     9.07
                                                              7.7      9.03
                                                              7.84     9.19
                                                              7.99     9.21
                                                              8.05     9.25
                                                              7.87     9.19
                                                              7.96     9.18
                                                              8.1      9.29
                                                              8.08     9.15
                                                              8.15     9.19
                                                              8.09     9.27
                                                              8.2      9.37
                                                              8.35     9.42
                                                              8.27     9.35
                                                              8.3      9.39
                                                              8.29     9.36
                                                              8.14     9.33
                                                              8.12     9.33
                                                              8.1      9.29
                                                              8.07     9.15
                                                              8.02     9.16
                                                              7.8      9.02
                                                              7.75     8.96
                                                              7.81     8.95
                                                              7.84     8.96
                                                              7.87     8.99
                                                              7.7      8.88
                                                              7.65     8.89
                                                              7.61     8.92
                                                              7.72     9.07
                                                              7.9      9.07
                                                              8.12     9.14
6/30/09                                                       7.92     9.08


Pie chart:

PORTFOLIO CONCENTRATION BY ASSET CLASS*

Municipal Bonds                                   55.3%
Common Stocks                                     33.9%
Corporate Bonds                                    6.5%
Preferred Stocks                                   4.3%

*As a percentage of total net investments

Pie chart:

CREDIT QUALITY*

AAA                                               22.4%
AA                                                11.3%
A                                                 15.5%
BBB                                                9.4%
BB                                                 3.2%
B                                                  3.0%
CCC/NR                                             0.5%
Common Stock/Other                                34.7%

*Represents higher rating of either S&P, Moody's or Fitch as a percentage of total net investments

                                          Semiannual Report | June 30, 2009 | 13

Portfolio of INVESTMENTS | JUNE 30, 2009 (unaudited)


PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     LONG-TERM MUNICIPAL BONDS -- 99.4%

                     ARIZONA -- 7.2%

$      3,000,000     Glendale Western Loop 101, Public Facilities Corp.,
                     Third Lien Excise Tax Revenue, Series A, AA, A2
                     7.00%, 7/1/2033                                          1/1/14 @ 100.00   $  3,194,520

       4,500,000     Maricopa County Pollution Control Corp., Pollution
                     Control Revenue,
                     Refunding Public Service Co-A-RMK, BB+, Baa3
                     5.75%, 11/1/2022                                         5/1/10 @ 100.00      4,042,170

       2,750,000     Mesa, Arizona Utility System Revenue,
                     Multiple Utility Improvements, AA-, A1
                     6.375%, 7/1/2033                                         7/1/19 @ 100.00      2,862,393
------------------------------------------------------------------------------------------------------------
                                                                                                  10,099,083

------------------------------------------------------------------------------------------------------------
                     CALIFORNIA -- 9.1%

       4,810,000     Alhambra Certificates of Participation,
                     Police Facilities 91-1-RMK, AMBAC Insured, BBB, NR
                     6.75%, 9/1/2023                                                      N/A      5,541,361

       2,500,000     Corona-Norca California Unified School District,
                     School Improvements, ASSURED, Election 2006 -
                     Series B, AAA, Aa2
                     5.375%, 2/1/2034                                         8/1/18 @ 100.00      2,516,850

       2,100,000     California Statewide Communities Development
                     Authority Revenue,
                     Sub-Wildwood Elementary School, NR, NR
                     7.00%, 11/1/2029                                        11/1/09 @ 102.00      1,731,009

       5,000,000     Golden State Tobacco Securitization Corporation,
                     Tobacco Settlement Asset-Backed Bonds,
                     Series 2007A-1, BBB, Baa3
                     5.75%, 6/1/2047                                          6/1/17 @ 100.00      3,006,900
------------------------------------------------------------------------------------------------------------
                                                                                                  12,796,120
------------------------------------------------------------------------------------------------------------
                     DISTRICT OF COLUMBIA -- 0.8%

       1,000,000     District of Columbia Water & Sewer Authority,
                     Public Utility Revenue, Series A, AA, Aa3
                     6.00%, 10/1/2035                                        10/1/18 @ 100.00      1,069,440
------------------------------------------------------------------------------------------------------------
                     FLORIDA -- 0.7%

       1,000,000     Broward County Florida Port Facilities Revenue,
                     Airport & Marina Improvements, Series A, A-, A2
                     5.50%, 9/1/2029                                          9/1/19 @ 100.00        978,460
------------------------------------------------------------------------------------------------------------
                     ILLINOIS -- 6.1%

       4,000,000     Cook County, Illinois, Refunding Bonds,
                     Health, Hospital and Nursing home Improvments, AA, Aa3
                     6.31%, 11/15/2031                                                    N/A      4,067,120

       5,000,000     Illinois Finance Authority Revenue,
                     OSF Healthcare System, Series 2007A, A, A2
                     5.75%, 11/15/2037                                      11/15/17 @ 100.00      4,405,600
------------------------------------------------------------------------------------------------------------
                                                                                                   8,472,720
------------------------------------------------------------------------------------------------------------
                     LOUISIANA -- 3.2%

       4,000,000     Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
                     Series C-2-RMKT, ASSURED, AAA, Aa2
                     6.75%, 6/1/2026                                          6/1/18 @ 100.00      4,494,880
------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS -- 0.9%

       1,820,000     Massachusetts Development Finance Agency Revenue,
                     Evergreen Center, BBB-, NR
                     5.50%, 1/1/2035                                          1/1/15 @ 100.00      1,290,507
------------------------------------------------------------------------------------------------------------


PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     MICHIGAN -- 10.5%
$      5,000,000     Detroit Michigan Sewer Disposal Revenue,
                     Refunding-Senior Lien-Series C-1-RMKT, FSA
                     Insured, AAA, Aa3
                     7.00%, 7/1/2027                                          7/1/19 @ 100.00    $ 5,573,150

       3,000,000     Detroit Michigan Sewer Disposal Revenue,
                     Sewer Improvements, Senior Lien-Series B-RMKT,
                     FSA Insured, AAA, Aa3
                     7.50%, 7/1/2033                                          7/1/19 @ 100.00      3,444,450

       5,000,000     City of Detroit,
                     Water Supply System Revenue, Rols RR II R 11448,
                     BHAC/FGIC Insured, AAA, NR
                     (Underlying Obligor: City of Detroit Water Supply System)
                     10.69%, 1/1/2016 (a)                                                 N/A      5,650,200
------------------------------------------------------------------------------------------------------------
                                                                                                  14,667,800
------------------------------------------------------------------------------------------------------------
                     MISSOURI -- 4.2%

       4,690,000     Cole County Industrial Development Authority,
                     Senior Living Facilities Revenue,
                     Lutheran Senior Services Heisinger Project, NR, NR
                     5.50%, 2/1/2035                                          2/1/14 @ 100.00      3,620,399

       3,000,000     Missouri State Health & Educational Facilities
                     Authority Revenue,
                     Senior Living Facilities Revenue,
                     Lutheran Senior, Series A, NR, NR
                     5.375%, 2/1/2035                                         2/1/15 @ 100.00      2,232,990
------------------------------------------------------------------------------------------------------------
                                                                                                   5,853,389
------------------------------------------------------------------------------------------------------------
                     NEW YORK -- 16.2%

       3,000,000     Long Island Power Authority Revenue,
                     Electrical Light and Power Improvements, Series A, A-, A3
                     6.25%, 4/1/2033                                          4/1/19 @ 100.00      3,301,710

       5,000,000     Metropolitan Transportation Authority Revenue,
                     Transportation - Series 2008C, A, A2
                     6.50%, 11/15/2028                                      11/15/18 @ 100.00      5,492,700

       5,000,000     New York City Municipal Water Finance Authority,
                     Water and Sewer Revenue, Series FF-2, AA+, Aa3
                     5.50%, 6/15/2040                                        6/15/19 @ 100.00      5,236,050

       5,000,000     New York State Dormitory Authority Income Tax Revenue,
                     PIT Education - Series B, AAA, NR
                     5.75%, 3/15/2036                                        3/15/19 @ 100.00      5,348,750

       1,000,000     New York State Dormitory Authority Revenue,
                     The Bronx-Lebanon Hospital Center, NR, Aa2
                     6.50%, 8/15/2030                                        2/15/19 @ 100.00      1,064,650

       2,220,000     New York State Dormitory Authority Revenue,
                     School Districts Financing Program, ASSURED,
                     Series A, AAA, Aa2
                     5.625%, 10/1/2029                                       10/1/19 @ 100.00      2,286,933
------------------------------------------------------------------------------------------------------------
                                                                                                  22,730,793
------------------------------------------------------------------------------------------------------------
                     OHIO -- 1.9%

       1,000,000     Akron, Bath & Copley Joint Township Hospital
                     District Revenue,
                     Hospital Facilities-Summa Health Systems, Series A,
                     RADIAN Insured, NR, Baa1
                     5.50%, 11/15/2034                                      11/15/14 @ 100.00        833,300

       2,900,000     Buckeye Tobacco Settlement Financing Authority,
                     Tobacco Settlement Asset-Backed Bonds,
                     Series 2007A-2, BBB, Baa3
                     6.50%, 6/1/2047                                          6/1/17 @ 100.00      1,783,210
------------------------------------------------------------------------------------------------------------
                                                                                                   2,616,510
------------------------------------------------------------------------------------------------------------


See notes to financial statements.

l4 Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     PENNSYLVANIA -- 2.1%

$      5,000,000     Allegheny County Hospital Development Authority
                     Health System Revenue,
                     West Penn, Series 2007A, BB, Ba3
                     5.375%, 11/15/2040                                     11/15/17 @ 100.00    $ 2,959,150
------------------------------------------------------------------------------------------------------------
                     PUERTO RICO -- 6.3%

       4,000,000     Puerto Rico Electric Power Authority,
                     Power Revenue Bonds, Series WW, BBB+, A3
                     5.50%, 7/1/2038                                          7/1/18 @ 100.00      3,675,400

       5,000,000     Puerto Rico Sales Tax Financing Revenue,
                     Public Improvements, First Sub-Series A, A+, A2
                     6.50%, 8/1/2044                                          8/1/19 @ 100.00      5,186,800
------------------------------------------------------------------------------------------------------------
                                                                                                   8,862,200
------------------------------------------------------------------------------------------------------------
                     RHODE ISLAND -- 5.1%

       6,000,000     Rhode Island Health & Educational Building Corp.
                     Revenue, Hospital Financing Lifespan Obligation,
                     ASSURED, Series A, AAA, Aa2
                     7.00%, 5/15/2039                                        5/15/19 @ 100.00      6,579,420

         500,000     Rhode Island State Health & Educational
                     Building Corporation Revenue,
                     Hospital Financing Lifespan, A-, A3
                     6.375%, 8/15/2021                                       8/15/12 @ 100.00        509,350
------------------------------------------------------------------------------------------------------------
                                                                                                   7,088,770
------------------------------------------------------------------------------------------------------------
                     TEXAS -- 19.4%

       6,700,000     Forney Independent School District,
                     Unlimited Tax School Building Bonds, Series A,
                     PSF Guaranteed, AAA, NR
                     6.00%, 8/15/2037 (b)                                    8/15/18 @ 100.00      7,272,582

       7,000,000     Frisco Texas Independent School District,
                     School Improvements, Series 3373, PSF Guaranteed,
                     Series A, NR, Aaa
                     6.00%, 8/15/2016 (b)                                                 N/A      7,592,830

       6,500,000     North Texas Tollway Authority Revenue,
                     Refunding-System-First Tier-Series K-1,
                     ASSURED, AAA, Aa2
                     5.75%, 1/1/2038                                          1/1/19 @ 100.00      6,755,515

       5,000,000     North Texas Tollway Authority Revenue,
                     Rols RR II R-11392-1, BHAC Insured, NR, Aa1
                     (Underlying Obligor: North Texas Tollway Authority)
                     10.69%, 1/1/2016 (a)                                                 N/A      5,472,000
------------------------------------------------------------------------------------------------------------
                                                                                                  27,092,927
------------------------------------------------------------------------------------------------------------
                     WASHINGTON -- 3.1%

       3,930,000     Port of Seattle Passenger Facilities Charge Revenue,
                     Port Seattle-Passenger, Series A, BHAC/MBIA Insured, AAA, Aa1
                     5.50%, 12/1/2019                                                     N/A      4,409,617
------------------------------------------------------------------------------------------------------------
                     WISCONSIN -- 2.6%

       3,350,000     Wisconsin State Health & Educational Facilities
                     Authority Revenue,
                     Aurora Health Care, Series A, BBB+, A3
                     5.60%, 2/15/2029                                        2/15/10 @ 100.00      2,940,664

         750,000     Wisconsin State Health & Educational Facilities
                     Authority Revenue,
                     Blood Center Southeastern Project, A-, NR
                     5.75%, 6/1/2034                                          6/1/14 @ 100.00        700,215
------------------------------------------------------------------------------------------------------------
                                                                                                   3,640,879
------------------------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL BONDS -- 99.4%
                     (Cost $144,067,579)                                                         139,123,245
------------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                                              VALUE
------------------------------------------------------------------------------------------------------------

                     COMMON STOCKS -- 59.9%

                     BEVERAGES -- 1.0%

          25,000     Diageo PLC, ADR (United Kingdom)                                            $ 1,431,250
------------------------------------------------------------------------------------------------------------
                     CAPITAL MARKETS -- 1.0%

          50,000     Morgan Stanley                                                                1,425,500
------------------------------------------------------------------------------------------------------------
                     CHEMICALS -- 0.4%

           8,000     Monsanto Co.                                                                    594,720
------------------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS -- 0.3%

          20,000     Wells Fargo & Co.                                                               485,200
------------------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES & SUPPLIES -- 4.6%

         100,000     Pitney Bowes, Inc.                                                            2,193,000

          67,500     Republic Services, Inc.                                                       1,647,675

          92,500     Waste Management, Inc.                                                        2,604,800
------------------------------------------------------------------------------------------------------------
                                                                                                   6,445,475
------------------------------------------------------------------------------------------------------------
                     COMMUNICATIONS EQUIPMENT -- 1.9%

         115,000     Cisco Systems, Inc. (c)                                                       2,143,600

          30,000     Corning, Inc.                                                                   481,800
------------------------------------------------------------------------------------------------------------
                                                                                                   2,625,400
------------------------------------------------------------------------------------------------------------
                     COMPUTERS & PERIPHERALS -- 0.7%

          10,000     IBM Corp.                                                                     1,044,200
------------------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES -- 1.6%

          65,000     JPMorgan Chase & Co.                                                          2,217,150
------------------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION -- 5.2%

         115,000     AT&T, Inc.                                                                    2,856,600

         115,000     Verizon Communications, Inc.                                                  3,533,950

         112,500     Windstream Corp.                                                                940,500
------------------------------------------------------------------------------------------------------------
                                                                                                   7,331,050
------------------------------------------------------------------------------------------------------------
                     ENERGY EQUIPMENT & SERVICES -- 1.1%

          50,000     Noble Corp. (Switzerland)                                                     1,512,500
------------------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES -- 1.9%

          70,000     Progress Energy, Inc.                                                         2,648,100
------------------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 0.5%

          30,000     Kroger Co. (The)                                                                661,500
------------------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS -- 1.8%

          70,000     H.J. Heinz Co.                                                                2,499,000
------------------------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS -- 2.8%

          50,000     Kimberly-Clark Corp.                                                          2,621,500

          25,000     Procter & Gamble Co. (The)                                                    1,277,500
------------------------------------------------------------------------------------------------------------
                                                                                                   3,899,000
------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES -- 2.4%

          30,000     3M Co.                                                                        1,803,000

         132,500     General Electric Co.                                                          1,552,900
------------------------------------------------------------------------------------------------------------
                                                                                                   3,355,900
------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                            Semiannual Report | June 30, 2009 l5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                                              VALUE
------------------------------------------------------------------------------------------------------------

                     INSURANCE -- 1.9%

          50,000     Chubb Corp.                                                                 $ 1,994,000

          25,000     Willis Group Holdings Ltd. (Bermuda)                                            643,250
------------------------------------------------------------------------------------------------------------
                                                                                                   2,637,250
------------------------------------------------------------------------------------------------------------
                     MACHINERY -- 1.7%

          67,500     Cummins, Inc.                                                                 2,376,675
------------------------------------------------------------------------------------------------------------
                     MEDIA -- 1.5%

          80,000     Comcast Corp. - Class A                                                       1,159,200

          40,000     Walt Disney Co. (The)                                                           933,200
------------------------------------------------------------------------------------------------------------
                                                                                                   2,092,400
------------------------------------------------------------------------------------------------------------
                     MULTILINE RETAIL -- 0.7%

          80,000     Macy's, Inc.                                                                    940,800
------------------------------------------------------------------------------------------------------------
                     MULTI-UTILITIES -- 4.3%

         237,500     Centerpoint Energy, Inc.                                                      2,631,500

          50,000     DTE Energy Co.                                                                1,600,000

         150,000     TECO Energy, Inc.                                                             1,789,500
------------------------------------------------------------------------------------------------------------
                                                                                                   6,021,000
------------------------------------------------------------------------------------------------------------
                     OIL, GAS & CONSUMABLE FUELS -- 7.9%

          75,000     BP PLC, ADR (United Kingdom)                                                  3,576,000

          40,000     Chevron Corp.                                                                 2,650,000

          40,000     ConocoPhillips                                                                1,682,400

          60,719     Royal Dutch Shell PLC, ADR (United Kingdom)                                   3,088,168
------------------------------------------------------------------------------------------------------------
                                                                                                  10,996,568
------------------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS -- 7.0%

         105,000     Bristol-Myers Squibb Co.                                                      2,132,550

          55,000     Eli Lilly & Co.                                                               1,905,200

          20,000     Johnson & Johnson                                                             1,136,000

          67,500     Merck & Co., Inc.                                                             1,887,300

         185,000     Pfizer, Inc.                                                                  2,775,000
------------------------------------------------------------------------------------------------------------
                                                                                                   9,836,050
------------------------------------------------------------------------------------------------------------
                     PROFESSIONAL SERVICES -- 0.7%

          12,500     Dun & Bradstreet Corp.                                                        1,015,125
------------------------------------------------------------------------------------------------------------
                     REAL ESTATE INVESTMENT TRUSTS -- 1.4%

          52,500     Rayonier, Inc.                                                                1,908,375
------------------------------------------------------------------------------------------------------------
                     ROAD & RAIL -- 1.1%

          42,500     Norfolk Southern Corp.                                                        1,600,975
------------------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS -- 1.0%

          85,000     Intel Corp.                                                                   1,406,750
------------------------------------------------------------------------------------------------------------
                     SOFTWARE -- 1.8%

          50,000     Nintendo Co. Ltd., ADR (Japan)                                                1,723,500

          50,000     Symantec Corp. (c)                                                              778,000
------------------------------------------------------------------------------------------------------------
                                                                                                   2,501,500

------------------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY GOODS -- 0.7%

          17,500     VF Corp.                                                                        968,625
------------------------------------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                                              VALUE
------------------------------------------------------------------------------------------------------------

                     TOBACCO -- 1.0%

          32,500     Philip Morris International, Inc.                                           $ 1,417,650
------------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS -- 59.9%
                     (Cost $99,109,349)                                                           83,895,688
------------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                                              VALUE
------------------------------------------------------------------------------------------------------------

           CORPORATE BONDS -- 11.5%
                     AEROSPACE & DEFENSE -- 0.5%

$        700,000     L-3 Communications Corp., BB+, Ba3
                     7.625%, 6/15/2012                                       6/15/10 @ 100.00        701,750
------------------------------------------------------------------------------------------------------------
                     APPAREL -- 0.7%

       1,000,000     Phillips-Van Heusen Corp., BB+, Ba3
                     7.25%, 2/15/2011                                        2/15/10 @ 100.00        985,000
------------------------------------------------------------------------------------------------------------
                     AUTO PARTS & EQUIPMENT -- 0.4%

         600,000     Goodyear Tire & Rubber Co. (The), B+, B2
                     7.86%, 8/15/2011                                                     N/A        585,000
------------------------------------------------------------------------------------------------------------
                     BANKS -- 0.3%

         400,000     Capital One Financial Corp., BBB-, Baa2
                     6.15%, 9/1/2016                                                      N/A        354,012

         100,000     FCB/NC Capital Trust I, BB, A3
                     8.05%, 3/1/2028                                          3/1/10 @ 103.22         80,165
------------------------------------------------------------------------------------------------------------
                                                                                                     434,177
------------------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES -- 0.5%
         600,000     Iron Mountain, Inc. B+, B2
                     7.75%, 1/15/2015                                        1/15/10 @ 101.29        576,000

         120,000     Rent-A-Center, Inc., B+, B2
                     7.50%, 5/1/2010                                                      N/A        120,000
------------------------------------------------------------------------------------------------------------
                                                                                                     696,000
------------------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES -- 0.8%

         633,000     General Motors Acceptance Corp. LLC, CCC, Ca
                     6.875%, 9/15/2011 (d)                                                N/A        553,875

         600,000     Lazard Group LLC, BBB-, Ba1
                     6.85%, 6/15/2017                                                     N/A        551,194
------------------------------------------------------------------------------------------------------------
                                                                                                   1,105,069

------------------------------------------------------------------------------------------------------------
                     ELECTRONICS -- 0.5%

         700,000     IMAX Corp. (Canada), CCC, Caa2
                     9.625%, 12/1/2010                                       12/1/09 @ 100.00        693,875
------------------------------------------------------------------------------------------------------------
                     FOOD -- 1.6%

       1,465,000     Dean Foods Co., B, B3
                     7.00%, 6/1/2016                                                      N/A      1,336,813

         935,000     Smithfield Foods, Inc., B, Caa1
                     7.00%, 8/1/2011                                                      N/A        888,250
------------------------------------------------------------------------------------------------------------
                                                                                                   2,225,063

------------------------------------------------------------------------------------------------------------


See notes to financial statements.

l6 Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     FOREST PRODUCTS & PAPER -- 0.1%

$        239,000     Boise Cascade LLC, B+, Caa1
                     7.125%, 10/15/2014                                     10/15/09 @ 103.56    $   126,073

          37,000     Domtar Corp., BB-, Ba3
                     7.875%, 10/15/2011                                                   N/A         36,075
------------------------------------------------------------------------------------------------------------
                                                                                                     162,148
------------------------------------------------------------------------------------------------------------
                     HEALTH CARE -- 0.9%

         550,000     Community Health Systems, Inc., B, B3
                     8.875%, 7/15/2015                                       7/15/11 @ 104.44        539,000

         740,000     DaVita, Inc., B, B2
                     7.25%, 3/15/2015                                        3/15/10 @ 103.63        695,600
------------------------------------------------------------------------------------------------------------
                                                                                                   1,234,600
------------------------------------------------------------------------------------------------------------
                     INSURANCE -- 0.9%

         500,000     Odyssey Re Holdings Corp., BBB-,Baa3
                     7.65%, 11/1/2013                                                     N/A        472,723

         900,000     Willis North America, Inc., BBB-, Baa3
                     6.20%, 3/28/2017                                                     N/A        797,024
------------------------------------------------------------------------------------------------------------
                                                                                                   1,269,747
------------------------------------------------------------------------------------------------------------
                     IRON/STEEL -- 0.3%

         350,000     Allegheny Technologies, Inc., BBB-, Baa3
                     9.375%, 6/1/2019                                                     N/A        370,897
------------------------------------------------------------------------------------------------------------
                     LODGING -- 0.3%

         500,000     Wyndham Worldwide Corp., BBB-, Ba2
                     6.00%, 12/1/2016                                                     N/A        391,049
------------------------------------------------------------------------------------------------------------
                     MEDIA -- 0.5%

         750,000     DirecTV Holdings LLC/DirecTV Financing Co., BB, Ba2
                     8.375%, 3/15/2013                                       3/15/10 @ 101.40        751,875
------------------------------------------------------------------------------------------------------------
                     METALS & MINING -- 0.4%

         500,000     Freeport-McMoRan Copper & Gold, Inc., BBB-, Ba2
                     8.375%, 4/1/2017                                         4/1/12 @ 104.19        503,750
------------------------------------------------------------------------------------------------------------
                     OFFICE/BUSINESS EQUIPMENT -- 0.5%

       1,000,000     Xerox Capital Trust I, BB+, Baa3
                     8.00%, 2/1/2027                                          2/1/10 @ 101.72        760,000
------------------------------------------------------------------------------------------------------------
                     RETAIL -- 1.2%

         700,000     Dillards, Inc., B-, B3
                     7.13%, 8/1/2018                                                      N/A        395,500

         500,000     Macy's Retail Holdings, Inc., BB, Ba2
                     6.625%, 4/1/2011                                                     N/A        483,353

         425,000     New Albertsons, Inc., B+, Ba3
                     7.25%, 5/1/2013                                                      N/A        408,000

         475,000     Pantry, Inc. (The), B-, Caa1
                     7.75%, 2/15/2014                                        2/15/10 @ 102.58        420,375
------------------------------------------------------------------------------------------------------------
                                                                                                   1,707,228
------------------------------------------------------------------------------------------------------------
                     TEXTILES -- 0.5%

         670,000     Mohawk Industries, Inc., BB+, Ba1
                     6.25%, 1/15/2011                                                     N/A        651,461
------------------------------------------------------------------------------------------------------------

PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     TRANSPORTATION -- 0.6%

------------------------------------------------------------------------------------------------------------
$        850,000     Overseas Shipholding Group, Inc., BB, Ba1
                     8.75%, 12/1/2013                                                     N/A    $   786,250
------------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS -- 11.5%
                     (Cost $16,774,749)                                                           16,014,939
------------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                                              VALUE
------------------------------------------------------------------------------------------------------------

                     PREFERRED STOCKS -- 7.6%

                     DIVERSIFIED FINANCIAL SERVICES -- 2.3%

          60,000     ABN Amro Capital Funding Trust VII, Series G, 6.08%, B, A1                      687,000

          50,000     Bank of America Corp., Series 3, 6.375%, B, B3                                  815,500

          56,000     Bank of America Corp., Series MER, 8.625%, B, B3                              1,135,680

          31,650     Deutsche Bank Contingent Capital Trust II, 6.55%, BBB+, Aa3                     569,067

             134     GMAC Preferred Blocker, Inc., 7.00%, C, NR (d)                                   57,628
------------------------------------------------------------------------------------------------------------
                                                                                                   3,264,875
------------------------------------------------------------------------------------------------------------
                     ELECTRIC -- 0.4%

          20,000     Dominion Resources, Inc., 8.38%, BBB, Baa3                                      508,000
------------------------------------------------------------------------------------------------------------
                     INSURANCE -- 3.1%

          50,000     Aegon NV (Netherlands), 6.50%, BBB, Baa1                                        745,000

          31,200     Allianz SE (Germany), 8.375%, A+, A3                                            700,440

          25,000     Aspen Insurance Holdings, Ltd. (Bermuda), 7.40%, BBB-, Ba1 (e)                  400,250

          33,200     ING Groep NV (Netherlands), 7.375%, BBB, A3                                     587,640

          50,000     Metlife, Inc., Series B, 6.50%, BBB-, Baa1                                    1,027,500

          48,600     Prudential PLC (United Kingdom), 6.50%, A-, Baa1                                867,510
------------------------------------------------------------------------------------------------------------
                                                                                                   4,328,340

------------------------------------------------------------------------------------------------------------
                     REAL ESTATE INVESTMENT TRUSTS -- 1.8%

          19,000     Brandywine Realty Trust, Series C, 7.50%, NR, NR                                307,420

          11,000     Capital Automotive REIT, Series A, 7.50%, NR, B1                                 50,532

          10,000     CBL & Associates Properties, Inc., Series C, 7.75%, NR, NR                      142,500

          10,000     First Industrial Realty Trust, Inc., Series J, 7.25%, B, B2                     114,400

           6,700     Health Care REIT, Inc., Series D, 7.875%, BB, Baa3                              150,884

          13,000     Kimco Realty Corp., Series G, 7.75%, BBB-, Baa2                                 268,450

          12,000     PS Business Parks, Inc., Series H, 7.00%, BB+, Baa3                             221,400

          24,500     Public Storage, Inc., Series M, 6.625%, BBB, Baa1                               489,265

          15,200     Regency Centers Corp., Series D, 7.25%, BBB-, Baa3                              289,712

           3,432     Taubman Centers, Inc., Series G, 8.00%, NR, B1                                   65,723

          20,100     Vornado Realty Trust, Series E, 7.00%, BBB-, Baa3                               390,945
------------------------------------------------------------------------------------------------------------
                                                                                                   2,491,231
------------------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCKS -- 7.6%
                     (Cost $15,190,940)                                                           10,592,446
------------------------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM INVESTMENTS -- 178.4%
                     (Cost $275,142,617)                                                          249,626,31
------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                                            Semiannual Report | June 30, 2009 l7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL                                                                       OPTIONAL CALL
AMOUNT                                                                             PROVISIONS          VALUE
------------------------------------------------------------------------------------------------------------

                     SHORT-TERM INVESTMENTS -- 3.2%

                     MUNICIPAL BONDS -- 3.2%

                     TENNESSEE -- 3.2%

$      4,400,000     Sevier County Tennessee Public Building Authority
                     Local Government Public Improvements-VI-K-1, AA+, Aa2
                     2.50%, 6/1/2034 (f)
                     (Cost $4,400,000)                                        6/1/27 @ 100.00    $ 4,400,000
------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 181.6%
                     (Cost $279,542,617)                                                         254,026,318
------------------------------------------------------------------------------------------------------------
                     FLOATING RATE NOTE OBLIGATIONS -- (4.9%)

      (6,850,000)    Notes with an interest rate of 0.35% on June 30, 2009,
                     and contractual maturities of collateral in 2016 to 2037.
                     (Cost ($6,850,000))                                                          (6,850,000)
------------------------------------------------------------------------------------------------------------
                     TOTAL NET INVESTMENTS -- 176.7%
                     (Cost $272,692,617)                                                         247,176,318

                     Liabilities in excess of Other Assets -- (1.6%)                              (2,258,686)

                     Preferred Shares, at Liquidation Value -- (-75.1% of Net Assets

                     Applicable to Common Shareholders or -41.9% of Total Investments)          (105,000,000)
------------------------------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100.0%                    $ 139,917,632
============================================================================================================



ADR      American Depositary Receipt
AMBAC    Ambac Assurance Corporation
ASSURED  Assured Guaranty Corp.
BHAC     Berkshire Hathaway Assurance Corp.
FGIC     Financial Guaranty Insurance Company
FSA      Financial Services Authority
LLC      Limited Liability Corporation
MBIA     MBIA Insurance Corporation
N/A      Not Applicable
PLC      Public Limited Company
PSF      Permanent School Fund (Texas)
RADIAN   Radian Asset Assurance, Inc
REIT     Real Estate Investment Trust

(a) Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2009. See Note 2(d) in the "Notes to the Financial Statements" section.

(b) Underlying security related to inverse floating rate investment entered into by the Fund.

(c)  Non-income producing security

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to 0.44% of net assets applicable to common shares.

(e)  Floating or variable rate coupon. The rate shown is as of June 30, 2009.

(f) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of June 30, 2009.

     Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

     All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.


See notes to financial statements.

l8 Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2009 (unaudited)

ASSETS

   Investments in securities, at value (cost $279,542,617)                                        $254,026,318
   Cash                                                                                                 20,905
   Receivable for securities sold                                                                    2,645,463
   Interest receivable                                                                               2,599,596
   Dividends receivable                                                                                268,582
   Other assets                                                                                         19,019
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 259,579,883
---------------------------------------------------------------------------------------------------------------
LIABILITIES

   Payable for securities purchased                                                                  7,515,952
   Floating rate note obligations                                                                    6,850,000
   Advisory fee payable                                                                                141,488
   Dividend payable - preferred shares                                                                  66,344
   Administration fee payable                                                                           13,060
   Accrued expenses and other liabilities                                                               75,407
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             14,662,251
---------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE

   $.01 par value per share; 4,200 Auction Market Preferred Shares authorized,
     issued and outstanding at $25,000 per share liquidation preference                            105,000,000
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $139,917,632
===============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

   Common stock, $.01 par value per share; unlimited number of shares authorized,
     15,407,000 shares issued and outstanding                                                     $    154,070

   Additional paid-in capital                                                                      218,557,393
   Accumulated net realized loss on investments and swaps                                          (54,584,455)
   Accumulated net unrealized depreciation on investments                                          (25,516,299)
   Accumulated undistributed net investment income                                                   1,306,923
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $139,917,632
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 15,407,000 common shares outstanding) $       9.08
===============================================================================================================

See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited)

INVESTMENT INCOME
   Interest                                                                     $  4,716,158
   Dividends                                                                       2,341,772
--------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $ 7,057,930
--------------------------------------------------------------------------------------------------------------
EXPENSES

   Advisory fee                                                                      838,070
   Preferred share maintenance                                                       147,110
   Professional fees                                                                 112,719
   Trustees' fees and expenses                                                        88,508
   Fund accounting                                                                    39,832
   Administration fee                                                                 31,383
   Printing expenses                                                                  26,781
   Custodian fee                                                                      20,739
   Miscellaneous                                                                      19,335
   NYSE listing fee                                                                   10,498
   Insurance                                                                          10,182
   Transfer agent fee                                                                  9,324
   Interest expense on floating rate note obligations                                  7,890
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,362,371
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          5,695,559
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS Net realized gain
   (loss) on:
      Investments                                                                                  (18,351,063)
      Swaps                                                                                         (4,405,000)
   Net change in unrealized appreciation on:
      Investments                                                                                   26,662,888
      Swaps                                                                                          7,465,814
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and swaps                                        11,372,639
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                              (932,520)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS       $      16,135,678
===============================================================================================================

See notes to financial statements.

20 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                                                     FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                                JUNE 30, 2009         YEAR ENDED
                                                                                  (UNAUDITED)  DECEMBER 31, 2008

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
   Net investment income                                                        $   5,695,559      $  14,220,982
   Net realized loss on investments and swaps                                     (22,756,063)       (30,600,181)
   Net change in unrealized appreciation (depreciation) on investments and swaps   34,128,702        (63,053,329)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income                                                        (932,520)        (4,762,868)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to common shareholders
     resulting from operations                                                     16,135,678        (84,195,396)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                     (6,663,527)       (15,561,070)
-----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to common shareholders     9,472,151        (99,756,466)

NET ASSETS
   Beginning of period                                                            130,445,481        230,201,947
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income
      of $1,306,923 and $3,207,411, respectively)                               $ 139,917,632      $ 130,445,481
=================================================================================================================

See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial HIGHLIGHTS |

                                                                                                                      FOR THE PERIOD
                                                                                                                           APRIL 28,
                                                         FOR THE      FOR THE      FOR THE       FOR THE       FOR THE         2004*
PER SHARE OPERATING PERFORMANCE                 SIX MONTHS ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
FOR A COMMON SHARE OUTSTANDING                     JUNE 30, 2009  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
THROUGHOUT THE PERIOD                                 (UNAUDITED)        2008          2007          2006          2005         2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     8.47    $    14.94   $    16.83    $    15.44    $    15.47   $ 14.33(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (a)                                0.37          0.92         0.92          0.91          0.88     0.52
   Net realized and unrealized gain (loss) on investments,
      options and swaps                                     0.73         (6.07)       (1.08)         1.79          0.29     1.29
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS

      From and in excess of net investment income
       (common share equivalent basis)                     (0.06)        (0.31)       (0.30)        (0.37)        (0.26)   (0.07)
      From realized gains (common share equivalent basis)      -             -        (0.11)            -             -        -
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to Preferred Shareholders      (0.06)        (0.31)       (0.41)        (0.37)        (0.26)   (0.07)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                         1.04         (5.46)       (0.57)         2.33          0.91     1.74
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income             (0.43)        (1.01)       (0.95)        (0.94)        (0.94)   (0.47)
   From realized gains                                         -             -        (0.37)            -             -        -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders           (0.43)        (1.01)       (1.32)        (0.94)        (0.94)   (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Common and Preferred Shares' offering expenses
  charged to paid-in capital                                   -             -            -            -              -(g) (0.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $     9.08    $     8.47   $    14.94    $    16.83    $    15.44   $15.47
====================================================================================================================================
MARKET VALUE, END OF PERIOD                           $     7.92    $     6.65   $    13.10    $    15.77    $    13.35   $13.62
====================================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                         12.83%       -37.97%       -3.60%        15.50%         6.02%   11.42%
   Market value                                            26.10%       -43.70%       -8.97%        25.98%         4.80%   -6.05%
RATIOS AND SUPPLEMENTAL DATA

Net assets applicable to common shareholders,
  end of period (thousands)                           $  139,918    $  130,445     $230,202       $259,334   $   237,818 $238,386

Preferred shares, at liquidation value ($25,000
   per share liquidation
   preference) (thousands)                            $  105,000    $  120,000     $120,000       $120,000   $   120,000 $120,000

Preferred shares asset coverage per share             $   58,314    $   52,176     $ 72,959       $ 79,028   $    74,545 $ 74,664

Ratios to average net assets applicable to
   common shareholders: (d)
   Total expenses (excluding interest expense on
     floating rate note obligations)                        2.08%         1.67%        1.44%          1.46%         1.52%    1.36%

   Total expenses (including interest expense on
     floating rate note obligations(e)                      2.10%         1.72%        1.53%          1.50%            -        -

   Net investment income, prior to effect of
     dividends to preferred shares                          8.76%         7.48%        5.60%          5.70%          5.73%    5.31%

   Net investment income, after effect of
     dividends to preferred shares                          7.33%         4.97%        3.81%          3.41%          4.05%    4.58%

Ratios to average managed assets: (d)(f)
   Total expenses (excluding interest expense
     on floating rate note obligations)                     1.13%         1.02%        0.98%          0.98%          1.01%    0.98%

   Total expenses (including interest expense on
     floating rate note obligations(e)                      1.14%         1.05%        1.04%          1.01%             -        -

   Net investment income, prior to effect of
     dividends to preferred shares                          4.76%         4.58%        3.80%         3.84%           3.80%    3.83%

Portfolio turnover rate                                       93%          181%         114%          159%            103%      75%

Asset coverage per $1,000 unit of indebtedness(h)         34,754             -       74,727        29,902               -         -

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before reimbursement of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized for periods less than one year.

(e) See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations. (f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(g)  Amount is less than $0.01.

(h) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

22 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, 2009 (unaudited)

Note 1 - ORGANIZATION:

TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio").

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). The Fund adopted FAS 157 on January 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. The Fund adopted FSP 157-4 effective on June 30, 2009. The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2009:

DESCRIPTION                   LEVEL 1      LEVEL 2      LEVEL 3        TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Assets:
Common stocks:
   Consumer Discretionary     $ 4,002       $    -       $    -      $   4,002
   Consumer Staples             9,908                                    9,908
   Energy                      12,509            -            -         12,509
   Financials                   8,673            -            -          8,673
   Health Care                  9,836            -            -          9,836
   Industrials                 14,794            -            -         14,794
   Information Technology       7,578            -            -          7,578
   Materials                      595            -            -            595
   Telecommunication
     Services                   7,331            -            -          7,331
   Utilities                    8,669                                    8,669
Preferred Stock                10,593            -            -         10,593
Municipal Bonds                     -      143,523            -        143,523
Corporate Bonds                     -       16,015            -         16,015
--------------------------------------------------------------------------------
Total                         $94,488     $159,538       $    -     $  254,026
================================================================================

Liabilities:
Interest rate contracts     $      -      $     -        $    -     $        -
--------------------------------------------------------------------------------
Total                        $     -      $     -        $    -     $        -
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c)      DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally

                                          Semiannual Report | June 30, 2009 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a pre-determined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At June 30, 2009, Fund investments with a par value of $13,700,000 (market value of approximately $14,900,000) are held by the dealer trusts and serve as collateral for the $6,850,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at June 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest rate during the six-months ended June 30, 2009 were $ 3,303,704 and 0.47%, respectively.

(e) SUBSEQUENT EVENTS

Effective June 30, 2009, the Fund adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 required an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The Funds have performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser receives a fee, payable monthly, at an annual rate equal to 0.70% of the Fund's average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Thompson, Siegel & Walmsley LLC (the "Sub-Adviser"). The Sub-Adviser is responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund's average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement 2") with SMC Fixed Income Management, LP (the "Sub-Adviser 2"). The Sub-Adviser 2 is responsible for day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. Under the terms if the Sub-Advisory Agreement 2 between the Adviser and the Sub-Adviser 2, the Adviser pays monthly to the Sub-Adviser 2 a fee at the annual rate of 0.30% of the Fund's average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the "Administration Agreement'), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED NET ASSETS                                          RATE
-----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

24 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Certain officers and trustees of the Fund are also officers and directors of the Adviser, Sub-Adviser, or Sub-Adviser 2. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets as of June 30, 2009 is as follows:

                 COST OF                                      NET TAX
             INVESTMENTS    GROSS TAX        GROSS TAX     UNREALIZED
                 FOR TAX    UNREALIZED      UNREALIZED   APPRECIATION
                PURPOSES  APPRECIATION  DEPRECIATIONON    INVESTMENTS
--------------------------------------------------------------------------------
            $272,651,601    $5,901,335    $(31,376,618)  $(25,475,283)
--------------------------------------------------------------------------------

Tax components of the following balances as of December 31, 2008 are as follows:

                                                        UNDISTRIBUTED
                                                            LONG-TERM
                                     UNDISTRIBUTED             GAINS/
                                          ORDINARY       (ACCUMULATED
                                           INCOME*      CAPITAL LOSS)
--------------------------------------------------------------------------------
                                        $3,228,036      $(31,890,033)
--------------------------------------------------------------------------------
*Includes tax-exempt income.

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

At December 31, 2008, for federal income tax purposes, the Fund has a capital loss carryforward of $23,316,538 available to offset future capital gains. The capital loss carryforward is set to expire on December 31, 2016.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $8,573,495.

For the year ended December 31, 2008, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM:                                    2008
--------------------------------------------------------------------------------
Ordinary income                                       $7,252,594
Tax-exempt income                                    $13,062,725
Long-term capital gain                                    $8,619
--------------------------------------------------------------------------------
Total Distributions                                  $20,323,938
--------------------------------------------------------------------------------
Effective January 1, 2008, the Fund adopted the provisions of FASB Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implication of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. Open federal and state income tax years include the tax years ended 2005, 2006, 2007 and 2008. The Fund has no examinations in progress.

Note 5 - INVESTMENT IN SECURITIES:

For the six months ended June 30, 2009, purchases and sales of investments, excluding short-term securities, were $240,668,393 and $232,807,473, respectively.

Note 6 - DERIVATIVES:

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. The Fund adopted SFAS No. 161 effective January 1, 2009.

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund usually invests in Forward Interest Rate Swaps. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The Fund may terminate the swap contract prior to the effective date, at which point a realized gain or loss is recognized.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations. As of June 30, 2009 there were no swap contracts outstanding.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2009:

STATEMENT OF ASSET & LIABILITY PRESENTATION OF FAIR VALUES OF
DERIVATIVE INSTRUMENTS:
--------------------------------------------------------------------------------
(AMOUNT IN THOUSANDS)

                              ASSET DERIVATIVES         LIABILITY DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR
AS HEDGING                    STATEMENT OF                 STATEMENT OF
INSTRUMENTS                     ASSETS AND   FAIR             ASSETS AND  FAIR
UNDER STATEMENT 133   LIABILITIES LOCATION   VALUE  LIABILITIES LOCATION  VALUE
--------------------------------------------------------------------------------
                                Unrealized                   Unrealized
Interest rate                 appreciation                 depreciation
contracts                         on swaps     $ -             on swaps    $ -
================================================================================

At June 30, 2009, there were no interest rate swaps outstanding.

                                          Semiannual Report | June 30, 2009 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009: (amount in thousands)

          AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
INSTRUMENTS UNDER STATEMENT 133                           SWAPS
--------------------------------------------------------------------------------

Interest rate contracts                                 $(4,405)
================================================================================

 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
INSTRUMENTS UNDER STATEMENT 133                           SWAPS
--------------------------------------------------------------------------------
Interest rate contracts                                  $7,466
================================================================================

Note 7 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the six months ended June 30, 2009 or the year ended December 31, 2008.

PREFERRED SHARES

On April 29, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. On February 27, 2009, the Fund announced the redemption of 100 shares of each series of Auction Market Preferred Shares ("AMPS"). On March 10, 2009, the Fund announced the redemption of 200 shares of each series of AMPS. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions on the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the period ended June 30, 2009, the annualized dividend rates ranged from:

                                        HIGH                 LOW      AT 6/30/09
--------------------------------------------------------------------------------
Series M7                              1.70%               1.49%           1.54%
Series T28                             2.13%               1.57%           1.57%


The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - SUBSEQUENT EVENT

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.

26 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULT OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on July 20, 2009. Holders of the Fund's auction market preferred shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares") voted on the election of a Class II Trustee. Holders of the Preferred Shares and holders of the Fund's common share of beneficial interest, par value $0.01 per share ("Common Shares") voted together as a single class on the election of Class II Trustees.

Voting results with respect to the election of a Class II Trustee by the holders of Preferred Shares voting as a separate class are set forth below:

                                 # OF SHARES         # OF SHARES
                                    IN FAVOR            WITHHELD

--------------------------------------------------------------------------------
L. Kent Moore                          4,025                  81

Voting results with respect to the election of Class II Trustee by holders of Preferred Shares and holders of Common Shares voting as a single class are set forth below:

                                 # OF SHARES         # OF SHARES
                                    IN FAVOR            WITHHELD
--------------------------------------------------------------------------------
Matthew J. Appelstein             14,186,231             897,704
Ronald A. Nyberg                  14,189,028             894,907

The other Trustees of the Fund whose terms did not expire in 2009 are Randall C. Barnes, Robert M. Hamje, Steven D. Cosler, Nicholas Dalmaso, and Ronald E. Toupin, Jr.

TRUSTEES

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:


NAME, ADDRESS*,
YEAR OF BIRTH        TERM OF OFFICE**                                                     NUMBER OF
AND POSITION(S)      AND LENGTH     PRINCIPAL OCCUPATIONS                                 PORTFOLIOS IN THE     OTHER
HELD WITH            OF TIME        DURING THE PAST FIVE                                  FUND COMPLEX***       DIRECTORSHIPS
REGISTRANT           SERVED         AND OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes    Since 2005     Private Investor (2001-present). Formerly, Senior                  43       None.
Year of Birth: 1951                 Vice President & Treasurer, PepsiCo., Inc.
Trustee                             (1993-1997), President, Pizza Hut International
                                    (1991-1993) and Senior Vice President,
                                    Strategic Planning and New Business Development
                                    (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler     Since 2005     Formerly, President, Chief Executive Officer                        2       Director, SXC
Year of Birth: 1955                 and Director of Priority Healthcare Corp.                                   Health Solutions.
Trustee                             (2002-2005). Formerly, President and Chief
                                    Operating Officer of Priority Healthcare Corp.
                                    (2001-2002). Formerly, Executive Vice President
                                    and Chief Operating Officer of Priority
                                    Healthcare Corp. (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje      Since 2004     Formerly, President and Chief Investment Officer                    2       Trustee, Old Mutual
Year of Birth: 1942                 of TRW Investment Management Co.(1990-2003).                                Advisor Mutual
Trustee                                                                                                         Funds.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore        Since 2004     Partner at WilSource Enterprise (December                           2       Trustee,
Year of Birth: 1955                 2005-present). Formerly, Managing Director High                             Old Mutual
Trustee                             Mutual Funds. Sierra Energy L.P., (2004-2005). Formerly,                    Advisor
                                    Portfolio Manager and Vice President of Janus
                                    Capital Corp. (2000-2002) and Senior Analyst/Portfolio
                                    Manager of Marsico Capital Management (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg     Since 2004     Partner of Nyberg & Cassioppi, LLC, a law firm                     46       None.
Year of Birth: 1953                 specializing in corporate law, estate planning and
Trustee                             business transactions (2000-present).  Formerly,
                                    Executive Vice President, General Counsel and
                                    Corporate Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E.            Since 2004     Retired. Formerly, Vice President, Manager and                     43       None.
 Toupin, Jr.                        Portfolio Manager of Nuveen Asset Management
Year of Birth: 1958                 (1998-1999), Vice President of Nuveen Investment
Trustee                             Advisory Corp. (1992-1999), Vice President
                                    and Manager of Nuveen Unit Investment Trusts
                                    (1991-1999), and Assistant Vice President and
                                    Portfolio Manager of Nuveen Unit Investment Trusts
                                    (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

                                          Semiannual Report | June 30, 2009 | 27

TYW  | TS&W/Claymore Tax-Advantaged Balanced Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued

NAME, ADDRESS*,
YEAR OF BIRTH        TERM OF OFFICE**                                                     NUMBER OF
AND POSITION(S)      AND LENGTH     PRINCIPAL OCCUPATIONS                                 PORTFOLIOS IN THE          OTHER
HELD WITH            OF TIME        DURING THE PAST FIVE                                  FUND COMPLEX***            DIRECTORSHIPS
REGISTRANT           SERVED         AND OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J.           Since 2005     Senior Vice President of Product Strategy and Retirement            2            None.
 Appelstein+                        Solutions Planning, Director of Investment Services,
Year of Birth: 1961                 Old Mutual Asset Management (2003-present).
Trustee                             Formerly, Senior Vice President of Consulting
                                    Relationships, Fidelity Management Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++   Since 2004     Attorney. Formerly, Senior Managing Director and                   45            None.
Year of Birth: 1965                 Chief Administrative Officer (2007-2008) and
Trustee                             General Counsel (2001-2007) of Claymore Advisors,
                                    LLC and Claymore Securities, Inc. Formerly,
                                    Senior Managing Director and General Counsel of
                                    Claymore Group, Inc., Claymore Advisors, LLC
                                    and Claymore Securities, Inc. (2001-2007). Assistant
                                    General Counsel, John Nuveen and Co., Inc.
                                    (1999-2001). Former Vice President and Associate
                                    General Counsel of Van Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     -Messrs. Appelstein, Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

     -Messrs. Cosler, Dalmaso and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person"(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person"(as defined in Section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR
OF BIRTH AND              TERM OF OFFICE** AND    PRINCIPAL OCCUPATIONS DURING
POSITION(S) HELD          LENGTH OF               THE PAST FIVE YEARS
WITH REGISTRANT           TIME SERVED             AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell         Since 2008              Senior Managing Director, Chief Investment Officer of Claymore Advisors, LLC and
Year of birth: 1955                               Claymore Securities, Inc.; Chief Executive Officer of certain other Funds advised
Chief Executive Officer                           by Claymore Advisors, LLC (2008-present). Formerly, Managing Director in charge of Research for Nuveen Asset Management. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson            Since 2008              Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore
Year of birth: 1959                               Securities, Inc. and Claymore Group, Inc. (2007-present). Chief Legal Officer of
Chief Legal Officer                               certain other funds in the Fund Complex. Formerly, Associate General
                                                  Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill             Since 2004             Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.
Year of Birth: 1964                               (2005-present); Formerly, Chief Financial Officer of Claymore Group
Chief Financial Officer, Chief                    Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore
Accounting Officer and Treasurer                  Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global
                                                  Funds and Operations Manager for Henderson Global Investors (NA) Inc.,
                                                  (2002-2003). Formerly, Managing Director, Front Point Partners LLC
                                                  (2001-2002). Formerly, Vice President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano        Since 2004             Senior Managing Director of SMC Fixed Income Management, LP. (2006-present).
Year of Birth: 1948                               Formerly, Senior Managing Director of Claymore Advisors, LLC
Vice President                                    (2004-2006). Formerly, Senior Vice President and Portfolio Manager of Merrill
                                                  Lynch Asset Management, Inc. (1985-2001).
------------------------------------------------------------------------------------------------------------------------------------
George Gregorio            Since 2004             Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly,
Year of Birth: 1949                               Managing Director of Claymore Advisors, LLC (2004-2006).
Vice President                                    Formerly, Sell Side Analyst for JB Hanauer & Co.
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo           Since 2004             Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly,
Year of Birth: 1966                               Managing Director of Claymore Advisors, LLC (2004-2006).
Vice President                                    Formerly, Director and Vice President of Merrill Lynch Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                Since 2006             Vice President, Fund Compliance Officer of Claymore Group, Inc. (2006-present).
Year of Birth: 1957                               Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Chief Compliance Officer                          Investment Management, Inc. (2003-2006). Formerly,  Director-Compliance of
                                                  Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen          Since 2008             Vice President; Assistant General Counsel of Claymore Securities, Inc.
Year of birth: 1978                               (2007-present). Secretary of certain funds in the Fund Complex. Formerly, Law
Secretary                                         Clerk, Idaho State Courts (2003-2006).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

28 | Semiannual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund
Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, Pennsylvania 15252-8015, Attention: Shareholder Services Department, Phone
Number: (866) 488-3559.

                                          Semiannual Report | June 30, 2009 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Investment Advisory and SUBADVISORY AGREEMENT CONTRACT RE-APPROVAL |



On January 20, 2009, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser"), (2) the subadvisory agreement ("TS&W Subadvisory Agreement") relating to management of the equity and income securities portion of the Fund's portfolio (the "Equity and Income Portfolio") among the Adviser, the Fund and Thompson, Siegel & Walmsley LLC ("TS&W") and (3) the subadvisory agreement ("SMC Subadvisory Agreement") relating to management of the municipal securities portion of the Fund's portfolio (the "Municipal Portfolio") among the Adviser, the Fund and SMC Fixed Income Management, L.P. ("SMC") (The Investment Advisory Agreement, the TS&W Subadvisory Agreement and the SMC Subadvisory Agreement are collectively referred to as the "Advisory Agreements"). As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, TS&W, SMC and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser, TS&W and SMC provided extensive information in response to that request as well as to a follow-up request for supplemental information. Among other information, the Adviser, TS&W and SMC provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, TS&W and SMC and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to the Adviser, TS&W and SMC and the compliance program of each of the Adviser, TS&W and SMC.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to TS&W and the Municipal Portfolio to SMC. The Board considered the Adviser's responsibility to oversee TS&W and SMC and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the personnel providing services to the Fund. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. The Board also considered the secondary market support services provided by the Adviser to the Fund and the Adviser's collaboration with the Sub-Advisers on the Fund's use of leverage and the Fund's distribution rate.

The Board reviewed the Fund's investment performance by reviewing the Fund's net asset value and market price returns for the three month, six month, one year, three year and since inception (April 28, 2004) periods ended December 31, 2008 and compared it to the net asset value and market price returns of a custom blended peer group of funds selected by the Adviser emphasizing large capitalization value and/or dividend paying common or preferred stocks ("equity peer group") and a peer group of funds selected by the Adviser investing primarily in municipal securities with long maturities that are investment grade ("municipal peer group") (the equity peer group together with the municipal peer group, the "custom blended peer group") and to relevant benchmark indices for the same time periods. The Board also considered the impact of leverage on the Fund's performance for the year ended December 31, 2008 and since inception. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to TS&W and SMC.

The Board considered the Fund's advisory fee (which includes the subadvisory fees paid to TS&W and SMC) and expense ratio to the equity peer group and municipal peer group and to other funds with either municipal portfolios or equity portfolios ("comparable funds") and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the comparable funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement, including paying the subadvisory fees to TS&W and SMC.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provide it with additional revenue.

TS&W SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by TS&W, the Board considered the qualifications, experience, good reputation and skills of TS&W's portfolio management and other key personnel. The Board considered TS&W's ability to achieve the Fund's investment objective as it relates to the Equity and Income Portfolio of providing a high level of after-tax return and in managing the portfolio's equity and high yield securities, preferred stocks and real estate investment trusts for purposes of generating income to help pay the Fund's expenses. The Board compared the Equity and Income Portfolio's performance to the Russell 1000 Value Index, the S&P 500 Index and the custom blended peer group for the year ended December 31, 2008, noting the portfolio's outperformance relative to the Russell 1000 Value Index, the S&P 500 Index and the custom blended peer group.

The Board reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other comparable investment company clients for which TS&W serves as adviser. The Board noted that the sub-advisory fee charged to the Fund was lower than the advisory fees charged by TS&W to its comparable investment company clients.

30 | SemiAnnual Report | June 30, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT APPROVALS continued


With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board reviewed information regarding the revenues TS&W received under the TS&W Subadvisory Agreement and estimated direct and indirect allocated expenses of TS&W in providing services under the TS&W Subadvisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars, and other business relationships of affiliates of TS&W with the Adviser. The Board noted TS&W's statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W.

SMC SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of the services provided by SMC, the Board considered the qualifications, experience, good reputation and skills of the SMC portfolio management team and other key personnel. In evaluating the performance of the Municipal Portfolio, the Board considered SMC's success in achieving the Fund's investment objective as it relates to the Municipal Portfolio of providing a high level of tax-advantaged income and the portfolio management team's performance track record for the Municipal Portfolio. The Board noted that the Municipal Portfolio had underperformed its primary benchmark index, the Lehman Brothers Municipal Long Bond Index, during the year ended December 31, 2008, but noted SMC's statement that this underperformance was primarily due to the highly volatile markets for non-U.S. Treasury fixed income securities during the year and the Municipal Portfolio's overweight position in lower-rated securities compared to the benchmark index.

The Board reviewed the subadvisory fee paid by the Adviser to SMC and compared it to the fees charged by SMC to other municipal securities products that it manages.

With respect to the costs of services provided and profits realized by SMC, the Board reviewed the subadvisory fee revenue. The Board noted SMC's statement that SMC's profitability with respect to the Fund was negative at the time the SMC Subadvisory Agreement was being reviewed.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund.

OVERALL CONCLUSIONS

Based upon all of the information considered, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser, TS&W and SMC.


                                          Semiannual Report | June 30, 2009 | 31

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund INFORMATION |

BOARD OF TRUSTEES
Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso**

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person' of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Vincent R. Giordano
Vice President

George Gregorio
Vice President

Roberto W. Roffo
Vice President

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

INVESTMENT MANAGER - EQUITY AND INCOME

Thompson, Siegel & Walmsley LLC
Richmond, Virginia

INVESTMENT MANAGER - MUNICIPALS

SMC Fixed Income
Management, LP

Princeton, New Jersey

ADVISER AND
ADMINISTRATOR

Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND
TRANSFER AGENT

The Bank of
New York Mellon
New York, New York

PREFERRED STOCK - DIVIDEND PAYING AGENT

The Bank of
New York Mellon
New York, New York

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND FOR
SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E,, New York, NY 10286; (866)488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)392-3004, by visiting Claymore's website at www.claymore.com/tyw or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/tyw. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock and preferred stock in the open market.

                                          Semiannual Report | June 30, 2009 | 35

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the FUND MANAGERS |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund's overall asset allocation.

SMC FIXED INCOME MANAGEMENT, LP

SMC Fixed Income Management, LP ("SMC") is a subsidiary of Spring Mountain Capital LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC'S INVESTMENT PHILOSOPHY AND PROCESS

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm's evaluation of the issuer's creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

THOMPSON, SIEGEL & WALMSLEY LLC (TS&W)

Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a majority owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W INVESTMENT PHILOSOPHY AND PROCESS

Thompson, Siegel & Walmsley LLC's investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend paying stocks that meet its investment criteria. TS&W's investment process uses a combination of quantitative and qualitative methods based on a four-factor screen. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in the portfolio. TS&W employs a consistent sell discipline.

TS&W's Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (02/09)

                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


 TYW
Listed
 NYSE(R)

                                                                    TYW-SAR-0609

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:      /s/ J. Thomas Futrell
         --------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 1, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         --------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 1, 2009

By:      /s/ Steven M. Hill
         --------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    September 1, 2009